Exhibit 32.2

Certification  of  Chief  Financial  Officer  of  Crescent  Communications, Inc.
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pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Section 1350 of 18
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U.S.C.  63.
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I,  Mike McDonald, the Chief Financial Officer of Crescent Communications, Inc.,
hereby certify that Crescent Communications, Inc.'s periodic report on Form 10-QSB, for the period ending September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in the periodic report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of the operations of Crescent Communications, Inc.



Date: November 14, 2003          /s/ Mike McDonald
                                 -------------------
                                 Mike McDonald,
                                 Chief Financial Officer


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